U.S. SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

       Date of Report (Date of earliest event reported): September 2, 2005

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                           HIENERGY TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


DELAWARE                           0 - 32093                 91-2022980
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(State or other                    (Commission              (I.R.S.
jurisdiction                       File Number)             Identification No.)
of incorporation)


                         1601-B ALTON PARKWAY, UNIT B
                            IRVINE, CALIFORNIA 92606
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (949) 757-0855
                                                          ------------------

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

HiEnergy Technologies, Inc. ("we", "us" or the "Company") files this report on Form 8-K to report the following:

Item 8.01  Other Events.

On September 2, 2005, we issued a press release announcing that the Company was notified by the staff of the Securities and Exchange Commission that the formal investigation of the Company has been terminated with recommendation of no enforcement action. A copy of the related press release is furnished as an Exhibit to this report.

Item 9.01  Financial Statements and Exhibits.

The following exhibit is furnished with this report on Form 8-K:

Exhibit No: Description

99.01        Press Release dated September 2, 2005.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           HIENERGY TECHNOLOGIES, INC.


September 5, 2005                          By: /s/ Bogdan C. Maglich
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(Date)                                     Name:  Bogdan C. Maglich,
                                           CEO/Chairman, President and Treasurer